UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

August 18, 2006

MOBILEPRO CORP.
(Exact Name of Registrant as Specified in Charter)
Delaware	000-51010	87-0419571
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 202
Bethesda, MD 20817
(Address of principal executive offices) (Zip Code)

(301) 315-9040
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 18, 2006 at our annual meeting of stockholders, our stockholders submitted the following number of shares in favor of the proposals (“FOR”), against and as abstentions:

1. Election of Directors:

	FOR	AGAINST	ABSTAIN
Chris Macfarland	454,393,437	1,253,516	2,338,298

Michael G. O’Neil	455,021,927	625,026	2,338,298

Don Sledge	455,006,287	640,666	2,338,298

Jerry M. Sullivan Jr.	455,493,950	153,003	2,338,298

Jay O. Wright	442,274,814	13,372,139	2,338,298

2. Proposal to Approve the Ratification of the Appointment of Bagell, Josephs, Levine & Company, L.L.C. As Our Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2007.

FOR:	455,984,998	AGAINST:	1,153,323	ABSTAIN:	846,929

As a result, all nominees for director were elected and Bagell, Josephs, Levine & Company, L.L.C. was ratified as the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Jay O. Wright
Jay O. Wright
Chief Executive Officer
MOBILEPRO CORP.

Date: August 24, 2006